                                                                   EXHIBIT 99.03
                      MONTHLY CERTIFICATEHOLDERS' STATEMENT

                      FIRST USA BANK, NATIONAL ASSOCIATION

                  -------------------------------------------------
                  FIRST USA CREDIT CARD MASTER TRUST, SERIES 1995-2
                  -------------------------------------------------

                    Monthly Period:                  12/1/01 to
                                                     12/31/01
                    Distribution Date:               1/15/02
                    Transfer Date:                   1/14/02

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank, National Association, (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1995-2 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

 A.  Information Regarding the Current Monthly Distribution.
     ------------------------------------------------------

     1. The total amount of the distribution to
        Certificateholders on the Distribution Date per
        $1,000 original certificate principal amount
                                       Class A                    $1.75410
                                       Class B                    $1.90312
                                       CIA                        $2.14076
                                                                 ---------
                                         Total (Weighted Avg.)    $1.80439

     2. The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Certificates, per $1,000 original
        certificate principal amount
                                       Class A                    $1.75410
                                       Class B                    $1.90312
                                       CIA                        $2.14076
                                                                 ---------
                                         Total (Weighted Avg.)    $1.80439

MONTHLY CERTIFICATEHOLDERS' STATEMENT                      Series 1995-2
Page 2

     3. The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per
        $1,000 original certificate principal amount
                                      Class A                 $         0.00000
                                      Class B                 $         0.00000
                                      CIA                     $         0.00000
                                                              -----------------
                                      Total (Weighted Avg.)   $         0.00000

B.   Information Regarding the Performance of the Trust.
     --------------------------------------------------

     1. Allocation of Principal Receivables.
        -----------------------------------

        The aggregate amount of Allocations of Principal Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                                     Class A                  $   97,269,522.67
                                     Class B                  $    7,604,176.90
                                     CIA                      $   12,322,443.76
                                                              -----------------
                                     Total                    $  117,196,143.33

     2. Allocation of Finance Charge Receivables
        ----------------------------------------

        (a1) The aggregate amount of Allocations of Finance Charge Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                                    Class A                   $    9,481,166.24
                                    Class B                   $      741,255.54
                                    CIA                       $    1,201,058.45
                                                              -----------------
                                    Total                     $   11,423,480.23

        (b1) Principal Funding Investment Proceeds
             (to Class A)                                     $            0.00

        (b2) Withdrawals from Reserve Account (to Class A)    $            0.00
                                                              -----------------
             Class A Available Funds                          $    9,481,166.24


     3. Principal Receivable / Investor Percentages
        -------------------------------------------

        (a)  The aggregate amount of Principal Receivables
             in the Trust as of 12/31/01                      $34,981,034,983.51

MONTHLY CERTIFICATEHOLDERS' STATEMENT                      Series 1995-2
Page 3

      (b) Invested Amount as of 12/31/01
          (Adjusted Class A Invested Amount
          during Accumulation Period)
                                     Class A                   $660,000,000.00
                                     Class B                   $ 51,700,000.00
                                     CIA                       $ 83,500,000.00
                                                               ---------------
                                     Total                     $795,200,000.00

      (c) The Floating Allocation Percentage:
                                     Class A                             1.913%
                                     Class B                             0.150%
                                     CIA                                 0.242%
                                                                         -----
                                     Total                               2.305%

      (d) During the Accumulation Period: The Invested Amount
          as of ______ (the last day of the Revolving Period)
                                     Class A                   $          0.00
                                     Class B                   $          0.00
                                     CIA                       $          0.00
                                                               ---------------
                                     Total                     $          0.00

      (e) The Fixed/Floating Allocation Percentage:
                                     Class A                             1.913%
                                     Class B                             0.150%
                                     CIA                                 0.242%
                                                                         -----
                                     Total                               2.305%

MONTHLY CERTIFICATEHOLDERS' STATEMENT                          Series 1995-2
Page 4

   4. Delinquent Balances.
      -------------------

      The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

      (a) 30 - 59 days                                       $  523,818,312.65
      (b) 60 - 89 days                                       $  379,140,322.18
      (c) 90 - 119 days                                      $  282,026,938.94
      (d) 120 - 149 days                                     $  211,723,033.23
      (e) 150 - 179 days                                     $  174,776,310.60
      (f) 180 or more days                                   $            0.00
                                     Total                   $1,571,484,917.60

   5. Monthly Investor Default Amount.
      -------------------------------

      (a) The aggregate amount of all defaulted Principal
          Receivables written off as uncollectible during
          the Monthly Period allocable to the Invested
          Amount (the aggregate "Investor Default Amount")
                                     Class A                 $    3,154,899.74
                                     Class B                 $      246,468.26
                                     CIA                     $      399,823.46
                                                             -----------------
                                     Total                   $    3,801,191.46


   6. Investor Charge-Offs & Reimbursements of Charge-Offs.
      ----------------------------------------------------

      (a) The aggregate amount of Class A Investor
          Charge- Offs and the reductions in the
          Class B Invested Amount and the CIA
                                     Class A                 $            0.00
                                     Class B                 $            0.00
                                     CIA                     $            0.00
                                                             -----------------
                                     Total                   $            0.00

      (b) The amounts set forth in paragraph 6(a)
          above, per $1,000 original certificate
          principal amount (which will have the effect
          of reducing, pro rata, the amount of each
          Certificateholder's investment)
                                     Class A                 $            0.00
                                     Class B                 $            0.00
                                     CIA                     $            0.00
                                                             -----------------
                                     Total                   $            0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                            Series 1995-2
Page 5


      (c) The aggregate amount of Class A Investor Charge-
          Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the CIA

                                      Class A                    $         0.00
                                      Class B                    $         0.00
                                      CIA                        $         0.00
                                                                 --------------
                                      Total                      $         0.00

      (d) The amounts set forth in paragraph 6(c) above, per $1,000 interest (which will have the effect of increasing, pro rata, the amount of each Certificateholder's investment)

                                      Class A                    $         0.00
                                      Class B                    $         0.00
                                      CIA                        $         0.00
                                                                 --------------
                                      Total                      $         0.00

   7. Investor Servicing Fee
      ----------------------
      (a) The amount of the Investor Monthly Servicing Fee payable by the Trust to the Servicer for the Monthly Period

                                      Class A                    $   825,000.00
                                      Class B                    $    64,625.00
                                      CIA                        $   104,375.00
                                                                 --------------
                                      Total                      $   994,000.00


   8. Reallocated Principal Collections
      ---------------------------------
          The amount of Reallocated CIA and Class
          B Principal Collections applied in respect of Interest Shortfalls, Investor Default Amounts or Investor Charge-Offs for the prior month.

                                      Class B                    $         0.00
                                      CIA                        $         0.00
                                                                 --------------
                                      Total                      $         0.00

   9. Collateral Invested Amount
      --------------------------
      (a) The amount of the Collateral Invested Amount

          as of the close of business on the related
          Distribution Date after giving effect to
          withdrawals, deposits and payments to be made in
          respect of the preceding month                         $83,500,000.00

 MONTHLY CERTIFICATEHOLDERS' STATEMENT                           Series 1995-2
 Page 6

        (b) The Required CIA Invested Amount as of the
            close of business on the related Distribution
            Date after giving effect to withdrawals,
            deposits and payments to be made in respect of
            the preceding month                                 $ 83,500,000.00

   10.  The Pool Factor
        ---------------
            The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period, inclusive of any principal payments to be made on the related Distribution Date, to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                                              Class A                1.00000000
                                              Class B                1.00000000
                                              Total                  1.00000000

   11.  The Portfolio Yield
        -------------------
          The Portfolio Yield for the related Monthly Period              11.50%

   12.  The Base Rate
        -------------
          The Base Rate for the related Monthly Period                     4.24%


C   Information Regarding the Principal Funding Account
    ---------------------------------------------------

      1.  Accumulation Period

      (a) Accumulation Period Commencement Date                      02/01/2002

      (b) Accumulation Period Length (months)                                 1

      (c) Accumulation Period Factor                                      30.79

      (d) Required Accumulation Factor Number                                 8

      (e) Controlled Accumulation Amount                        $660,000,000.00

      (f) Minimum Payment Rate (last 12 months)                           12.86%

MONTHLY CERTIFICATEHOLDERS' STATEMENT                      Series 1995-2
Page 7

      2. Principal Funding Account
         -------------------------

         Beginning Balance
             Plus:  Principal Collections for related Monthly         $   0.00
                    Period from Principal Account
             Plus:  Interest on Principal Funding Account                 0.00
                    Balance for related Monthly Period
                                                                          0.00
             Less:  Withdrawals to Finance Charge Account
             Less:  Withdrawals to Distribution Account                   0.00
                                                                          0.00
                                                                 -------------
         Ending Balance
                                                                          0.00
      3. Accumulation Shortfall
         ----------------------

                The Controlled Deposit Amount for the previous
                Monthly Period
                                                                      $   0.00
         Less:  The amount deposited into the Principal Funding
                Account for the Previous Monthly Period
                                                                      $   0.00
                Accumulation Shortfall
                                                                      $   0.00

                Aggregate Accumulation Shortfalls                -------------
                                                                      $   0.00
      4. Principal Funding Investment Shortfall
         --------------------------------------

                Covered Amount
                                                                      $   0.00
         Less:  Principal Funding Investment Proceeds
                                                                      $   0.00

                Principal Funding Investment Shortfall           -------------
                                                                      $   0.00
                                                                 -------------
D. Information Regarding the Reserve Account
   -----------------------------------------

      1. Required Reserve Account Analysis
         ---------------------------------

         (a) Required Reserve Account Amount percentage
                                                                       0.00000%
         (b) Required Reserve Account Amount ($)
             .5% of Invested Amount or other amount                   $   0.00
             designated by Transferor)

         (c) Required Reserve Account Balance after effect of
             any transfers on the Related Transfer Date
                                                                      $   0.00
         (d) Reserve Draw Amount transferred to the Finance
             Charge Account on the Related Transfer Date
                                                                      $   0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                      Series 1995-2
Page 8

     2. Reserve Account Investment Proceeds
        -----------------------------------
        Reserve Account Investment Proceeds transferred to the
        Finance Charge Account on the Related Transfer Date      $0.00

     3. Withdrawals from the Reserve Account
        ------------------------------------
        Total Withdrawals from the Reserve Account
        transferred to the Finance Charge Account on the         $0.00
        related Transfer Date (1 (d) plus 2 above)

     4. The Portfolio Adjusted Yield
        ----------------------------
        The Portfolio Adjusted Yield for the related
        Monthly Period                                            7.77%

MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page



                                        First USA Bank, National Association
                                        as Servicer


                                        By:   /s/ Tracie Klein
                                              ------------------------------
                                              Tracie Klein
                                              First Vice President